EXHIBIT 10.J

Gables and Telegrams; M1NILANDS            MINISTRY OF LANDS, FORESTRY AND MINES
Telephone: 233-21-687314                              P. O. BOX M. 212
Tel/Fax: 233-21-666801                                       Accra

In case of reply the                 [LOGO OMITTED]
number and date of this
letter should be quoted
Our Ref. No. DB-47/285/04           REPUBLIC OF GHANA
Your Ref. No ...                                              26th October, 2006


THE MANAGING DIRECTOR
UPRIGHTNESS (GH) LTD.
P. O. BOX 3553
ACCRA NORTH.


PROF. EDWARD SOLOMON AYENSU
HABER MINING GHANA LIMITED
P. O. BOX KIA 16525
ACCRA.


Dear Sir,

            APPLICATION BY UPRIGHTNESS (GHANA) LIMITED TO ASSIGN ITS
            --------------------------------------------------------
             RECONNAISSANCE LICENCE TO HABER MINING COMPANY LIMITED
             ------------------------------------------------------


At a Special Meeting of the Minerals Commission held on the 18th September 2006, the transfer of the reconnaissance licence of Uprightness (Ghana) limited (UGL). to Haber Mining Company Limited (Haber) was recommended for my approval.

Consequently, in accordance with Section 14 of the Minerals and Mining Act 2006, (Act 703) Y hereby grant my consent to.the transfer between UGL and Haber subject to the payment of the approprlate fees to the Minerals Commission.

Yours faithfully

/s/ Dominic Fobih

PROF. DOMINIC FOBIH (MP)
HON. MINISTER

                                                     CC:     The Chief Executive
                                                             Minerals Commission
                                                             Accra.

                        AGREEMENT FOR THE ASSIGNMENT OF
                             RECONNAISSANCE LICENSE



                                     BETWEEN


                            UPRIGHTNESS GHANA LIMITED


                                       AND



                           HABER MINING GHANA LIMITED




                      Dated the 26th day of September 2006

THIS AGREEMENT is made this 26 day of September 2006

BETWEEN

UPRIGHTNESS GHANA LIMITED a company incorporated under the laws of the Republic of Ghana whose physical address is P.O.Box AN. 3553, Accra-North Ghana (hereinafter referred to as the "Assignor") of the one part;

AND

HABER MINING GHANA LIMITED a company incorporated under the laws of the Republic of Ghana whose physical office address is Number 1, 4th Circular. Close, SSNIT Estates, Cantonments Accra, Ghana (hereinafter referred to as the "Assignee") of the other part.

WHEREAS:

A. The Assignor is a company incorporated under the laws of the Republic of Ghana and Is the registered owner of a Reconnaissance License Issued by the Government of the Republic of Ghana on the 1st December 2005 in respect of a parcel of land in the area described in the Schedule to this Agreement;

B. The Assignee is a company Incorporated under the laws of the Republic of Ghana;

C. The Assignee has offered to acquire the rights of the Assignor under the Reconnaissance License for the unexpired term thereof;

D. The Assignor has agreed to assign to the Assignee, its rights under the Reconnaissance License for the unexpired term thereof;

E. The Assignor and the Assignee have agreed: to. enter into this Agreement to set the terms under which the residue of the term of the Reconnaissance License and Licensed Area will be assigned.


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

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.   Definition and Interpretation

     1.1 In this Agreement unless the context otherwise requires, the following expressions shall have the following meanings:

          "Business Day"        means any day on which banks are open for
                                business in the Republic of Ghana;

          "Effective Date"      means the date on which the Minister gives his
                                consent to the assignment hereby made;

          "Licensed Area"       means the area described in the Schedule to
                                this Agreement and demarcated on the map which forms part of this Agreement with respect to which the Government of Ghana Issued the Reconnaissance License;

          "Minerals"            means gold, diamonds and base metals covered by
                                the Reconnaissance License;

          "Minister"            means the Minister responsible for mining;

          "Parties"             means the Assignor and the Assignee, and the
                                expression 'Party' shall be construed to mean any of the Parties;

          "Reconnaissance
            Licence" means the licence issued by the Minerals Commission in favour of the Assignor to reconnoiter for and prove gold, diamonds and base metals in the Licenced Area.


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

          "This Agreement"      means this Agreement, as varied from time to
                                time, pursuant to its terms.

     1.2 The residue of the term of the Reconnaissance License is the period of time from the effective date of this Agreement to 30th November 2006 when the Reconnaissance License shall expire.

     1.3 The Recitals form part of this Agreement and shall have the same force and effect as if set out in this Agreement:

     1.4 Unless otherwise specified, words importing the singular include the plural, words importing any gender Include every gender, and words importing persons include bodies corporate and unincorporated, and (in each case) vice versa.

     1.5 The headings are inserted for convenience only and shall not affect the construction of this Agreement.

2.   Consideration

     2.1 In consideration of the Assignee paying to the Assignor the sum of three hundred thousand United States dollars (US$300,000.00) (receipt of which the Assignor hereby acknowledges) the Assignor hereby ASSIGNS to the Assignee, and the Assignee hereby accepts the rights under the unexpired legal and beneficial interests of the Assignor under the Reconnaissance License and Licensed Area.

     2.2 the Assignee shall pay the consideration stated in clause 2.1 as follows:

          (a) Two hundred thousand United States Dollars (US$ 200,000.00) upon the signing of this Agreement by the Parties; and

          (b) One hundred thousand United States Dollars (US$ 100,000.00) no later than thirty (30) days after the signing of this Agreement by the Parties.


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

  WARRANTIES

3.   Government Consent

     The Assignment of the residue of the term of the Reconnaissance Licence hereby made to the Assignee is subject to the consent of the Government of the Republic of Ghana.

4.   Extension

     4.1 The Assignor warrants that it has applied to the Government of Ghana for an extension of the term of the Reconnaissance Licence In accordance with clause 13 of the License Agreement dated 15t December 2005 under which it was granted the License to reconnoiter for minerals in the Licensed Area and has obtained confirmation from the Government of the Republic of Ghana that it shall renew the Reconnaissance Licence when it expires on 30th November 2006.

     4.2 The Assignor warrants that It shall make available all relevant information and other support that might be required by the Assignee or the Government of the Republic of Ghana for the purposes of extending the term of the Reconnaissance License.

     4.3 The Assignor further warrants that it shall provide to the Assignee on the effective date of this Agreement:

          (I) all assay, testing, drilling, sampling, geological information or any other information relating to the Reconnaissance License and the Licensed Area in Its possession; and

          (ii) the name and addresses of the person who provided the reconnaissance estimates in the License Agreement referred to in clause 4.1 of this Agreement.

5.   Full Powers

     The Parties warrant to each other that they have the full authority and consents of their respective Board of Directors to enter Into this Agreement.


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

6.   Future Observance of License Agreement

     The Assignee agrees to be bound by and covenants to perform and observe the terms and conditions of the License Agreement dated 1st December 2005, between the Assignor and the Government of the Republic of Ghana.

7.   Further Assurance

     The Assignor shall from time to time and upon the request of the Assignee, provide any additional documents and/or do any other act or things which may reasonably be required to obtain the extension of the Reconnaissance License.

8.   Entire Understanding

     This Agreement constitutes the whole agreement or understanding between the Parties and shall supercede all promises, representations, warranties, undertakings, statements, whether written or oral made by Or on behalf of one Party to the other of any nature whatsoever prior to the effective date of this Agreement.

9.   Waiver

     The failure of any Party to this Agreement at any time or times to require performance of any provision of this Agreement shall in no manner affect the right to enforce the same; and no waiver by any party to this Agreement of any provision (or breach of any provision) of this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any provision (or of a breach of any other provision) of this Agreement.

10.  Force Majeure

     None of the Parties shall have any liability to any of the Parties for any such failure or delay in the performance hereunder if such failure or delay arises out of causes occurring without its fault or negligence (except financial) reasonably beyond its control, or by force majeure such as explosion, earth quake, fire, flood or other natural disaster or government action that prevents performance. In the event of such delay or


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

     non-performance continuing for a continuous period of 90 days but not otherwise the other Party may by notice in writing terminate this Agreement forthwith.


11.  Non-Assignment

     11.1 None of the Parties hereto shall without the consent in writing of the other Party assign, transfer, alienate, or encumber In any way its rights and/or delegate its obligation under this Agreement, or this Agreement itself or any part thereof.

     11.2 Any purported assignment, transfer, alienation, encumbering or delegation In violation of clause 11.1 hereof shall be null and void.

12.  Commencement

     This Agreement shall come into effect on the Effective Date.

13.  Termination and Effect

     13.1 The Assignee may terminate this Agreement;

          (a) where the Assignor fails or ceases to perform its obligations under this Agreement , seven (7) days after the Assignee has served notice on the Assignor of its failure or cessation to perform its obligations and the Assignor refuses or fails to perform Its obligations;

          (b) the Government of the Republic of Ghana does not extend the Reconnaissance License in favour of the Assignee.

     13.2 Without prejudice to clause 13.1, either Party may, by giving 30 day's written notice, terminate this Agreement If the other;

          (a)  becomes bankrupt;

          (b)  has a receiving order made against it; or


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

          (c) makes any. arrangement with its creditors generally or takes or suffers any similar action as a result of a debt.

     13.3 Where this Agreement is terminated where the Government of the Republic of Ghana does not extend the Reconnaissance License in favour of the Assignee, the Assignor shall refund to the Assignee within 30 days of the date of termination, the whole of the three hundred thousand US dollars (US$300,000.00) paid as consideration for the assignment hereby made.

     13.4 The termination of this Agreement shall not in any way operate to impair or to destroy any of the rights or remedies of any Party, or to relieve any Party of its obligations to comply with any of the provisions of this Agreement, to the extent that those rights, remedies or obligations shall have accrued prior to the effective date of termination.

14.  Notices

     14.1 Every notice required or contemplated by this Agreement shall be given in writing and:

          (a)  delivered by hand, effective when received, or

          (b) sent by prepaid courier services, registered or certified mail effective on the day it is officially recorded as delivered by return receipt or equivalent, or

          (C) sent by facsimile effective on the business day after the date of dispatch where business day means a day on which the banks are open in the location to which the notice is sent and the times are those in that location, or

          (d) sent by electronic mail, effective when acknowledged by the answer back of the addressee's electronic mail system.

In the case of Uprightness Ghana Limited

TO:             Hon. Alex Adjei

Address:        P.O Box 3553, Accra-North

Telephone:      +233-024-4020884, +233-020-820884,
                +233-021-305770

Fax:            +233-021-236999


In the case of Haber Mining Ghana Limited

To:             Prof. Edward Solomon Ayensu

Address: No. 1, 4th Circular Close, SSNIT Estates, Cantonments Accra. P.O. Box KIA 16525, Accra Ghana.

E-mail:         eayensu@ghana.com

Telephone:      +233-021-778677

Fax:            (233-21) 761315-6


14.2 A notice sent by facsimile or electronic mail should be confirmed by letter sent by prepaid courier service, registered or certified mail and where documentary evidence exists that a confirmatory letter was dispatched non receipt of that letter does not invalidate the notice sent by facsimile or electronic mail.

14.3 In each case the notice is to be addressed to the Party to whom it is intended at its last known address as stated herein, (which includes an electronic mail address, and/or facsimile number) or at such other address as the intended recipient shall have designated by written notice.

15.  Severability

     Where possible, each provision and every part of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or part of this Agreement shall be invalid or prohibited under the applicable law, such provision shall be ineffective only to the extent of such prohibition in such jurisdiction and shall


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

     not affect the remainder of any such provision or where part of this Agreement are adjudged by a court or arbitrator to be invalid or unenforceable, the parties agree that the court or arbitrator making such determination of invalidity or unenforceability shall have the power to adjust the terms of this Agreement to make this Agreement valid and enforceable as nearly as possible to the original intent of the parties.

16.  Successors Bound

     This Agreement shall be binding on and shall enure for the benefit of the successors and assigns and personal representatives (as the case may be) of each of the parties hereto.


17.  Continuing Agreement

     All the provisions of this Agreement shall so far as they are capable of being performed and observed continue In full force and effect notwithstanding Completion except in respect of those matters then already performed.

18.  Good Faith

     Each of the Parties hereto undertakes with each of the others to do all things reasonably within its power, which are necessary or desirable to give effect to the spirit and Intent of this Agreement.

19.  Time of the Essence

     Any date or period mentioned in this Agreement may be extended by agreement between the Parties hereto failing which, as regards any such date or period, time shall be of the essence of this Agreement.

20.  Arbitration

     In the event of any misunderstanding or dispute between the Parties hereto such dispute shall be settled through negotiations but where this fails within a reasonable time the matter shall be referred to arbitration in accordance with the provisions of the Arbitrations Act, 1961 (Act 38) of the Republic of Ghana. The arbitral proceedings will be governed by the


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

     Rules of the Ghana Arbitration Centre in force at the time of arbitration.

21.  Supremacy of Minerals and Mining Law

     21.1 This agreement shall be subject to the Minerals and Mining Act 2006, (Act 703) subject to any subsequent replacement thereof.

     21.2 This Agreement shall be governed by and construed in accordance with the Laws of the Republic of Ghana and the right and duties of the parties shall be in accordance with the Laws of the Republic of Ghana.


IN WITNESS whereof the parties hereto have set their names, hands and seals on the day and year above first written.

SIGNED, for and on behalf of the Assignor, Uprightness Ghana Limed by:


/s/ Alex Adjei
---------------------------
Name: Hon. Alex Adjei
Designation: Chair Man of the Board of Directors.



In the presence of:

 /s/ [ILLEGIBLE SIGNATURE]
----------------------------
WITNESS
Name:           [ILLEGIBLE NAME]
Occupation:     Businessman
Address:        P.O. 3553 [ILLEGIBLE]-North


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

SIGNED for and on behalf of the Assignee, Haber Mining Ghana Limited by

 /s/ Edward Solomon Ayensu
--------------------------------
Name: Prof. Edward Solomon Ayensu
Designation: Chairman of the Board of Directors

In the presence of:

 /s/ Marcia Ashong
--------------------
WITNESS


Name:           Maria Ashong
Occupation:     International Relations
Address:        [Illegible]


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

                                    SCHEDULE

ALL THAT piece or parcel of land containing an approximate total area of 560.99 square kilometers lying to the North of Latitudes 6 (degree) 20' 00", 6(degree) 16' 48", 6(degree) 16' 40", 6(degree) 16' 30", 6 degree) 16' 28", 6(degree) 16'
15", 6(degree) 16' 00", 6(degree) 16' 05", 6(degree) 15' 58", 6(degree) 15' 25",
6(degree) 15' 00", 6(degree) 131' 38", 6(degree) 13' 05", 6(degree) 13' 08",
6(degree)13' 45", 6(degree) 13' 40", 6(degree) 14' 08", 6(degree) 15' 45",
6(degree) 13' 00", 6(degree) 12' 22", 6(degree) 11' 50", 6(degree) 10' 45",
6(degree) 10' 20", 6(degree) 07' 14", 6(degree) 09' 10", 6(degree) 10' 55",
6(degree) 17' 40"',,6(degree) 16' 42", 6(degree) 17' 30" and 6(degree) 20' 00";
South of Latitudes 6(degree) 22' 22", 6(degree) 25' 55", 6(degree) 26' 48", 6(degree) 27' 10", 6(degree) 29' 49", 6(degree) 32' 50", 6(degree) 28'05",
6(degree) 25`00", 6(degree) 20'30", 6(degree) 21'05"and 6(degree) 20'20"; East of Longitudes 2(degree) 19'08", 2(degree) 19'18", 2(degree) 19'15", 2(degree) 19'45', 2(degree) 21'00", 2(degree) 20'34", 2(degree) 19'49", 2(degree) 19' 10",
2(degree) 22' 30", 2(degree) 21'35", 2(degree) 23" 00", 2(degree) 21' 48",
2(degree) 22' 05", 2(degree) 22' 20", 2(degree) 21' 55", 2(degree) 21' 32",
2(degree) 20' 32", 2(degree) 19' 52", 2(degree) 20' 40", 2(degree) 19' 45",
2(degree) 19' 13", 2(degree) 17' 45", 2(degree) 16' 30" and 2(degree) 17' 32";
West of Longitudes 2(degree) 15' 00", 2(degree) 15' 28", 2(degree) 15' 08", 2(degree) 15' 10", 2(degree) 16' 30", 2(degree) 16' 52", 2(degree) 16' 15",
2(degree) 16' 00", 2(degree) 15' 55", 2(degree) 15' 30", 2(degree) 15' 42",
2(degree) 17' 20", 2(degree) 16' 19", 2(degree) 08' 25", 2(degree) 07' 42",
2(degree) 10' 25", 2(degree) 12' 10", 2(degree) 12' 50" and 2(degree) 14' 42."
in the Atwima, Sefwi Wiawso, Wassa Amenfi and Bibiani-Anwhiaso-Bekwai Districts of the Ashanti and Western Regions of the Republic of Ghana which piece or parcel of land is more particularly delineated on the plan annexed hereto for the purposes of Identification and not of limitation.


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